SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: January 24, 2002
(Date of earliest event reported)

Dominion Resources, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-8489 (Commission File Number)	54-1229715 (I.R.S. Employer Identification No.)

120 Tredegar Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On January 24, 2002, Dominion Resources, Inc. issued a press release announcing unaudited results of operations for the year ended December 31, 2001. The press release and related unaudited preliminary earnings tables are filed with this Form 8-K as Exhibits 99.1 and 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
99.1	Dominion Resouces, Inc. press release (filed herewith).
99.2	Preliminary earnings table with segment and legal entity disclosures (filed herewith).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC.
Registrant

/s/ Steven A. Rogers
Steven A. Rogers
Vice President and Controller

Date: January 29, 2002